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                                                                 Exhibit 10.13

                                PROMISSORY NOTE
                           SECURED BY DEED OF TRUST

$200,000.00                                             Menlo Park, California
                                                                 June 26, 1997


    FOR VALUE RECEIVED, the undersigned, KENNETH E. LUDLUM and JUDY M. WONG, husband and wife (jointly and severally, "Borrower"), promise to pay to PERCLOSE, INC., a Delaware corporation (the "Company"), at its office at 199 Jefferson Drive, Menlo Park, California 94025 or order, with interest on the unpaid principal amount from the date hereof at the rate of Six and Eighty One Hundredths percent (6.80%) per annum, compounded annually, the principal sum of Two Hundred Thousand Dollars ($200,000.00) (the "Principal"), loaned to Borrower pursuant to that certain Loan Agreement between Borrower and the Company of even date herewith (the "Loan Agreement"). Notwithstanding the foregoing, interest will accrue and be payable at a per annum rate equal to the lesser of (i) the aforementioned rate of interest plus five percent (5%) or (ii) the maximum interest rate allowed by law, on all past-due principal and, to the extent permitted by applicable law, on all past-due interest (whether past-due by maturity, acceleration or otherwise) from the due dates thereof until the obligations of Borrower with respect to the payment hereof shall have been discharged in full.

    1. All accrued and unpaid interest and all unpaid Principal shall be due and payable on the fourth anniversary of this Note (the "Maturity Date") or upon a Maturity Event (hereinafter defined), whichever comes first.

    2. Borrower may prepay all or any portion of the Principal sum of this Note at any time prior to the Maturity Date, with no premium or penalty, and interest shall thereupon cease on the portion of the principal amount prepaid. All amounts payable hereunder shall be payable in lawful money of the United States of America. All payments made pursuant hereto, regardless of when made, shall be first applied to reduce accrued and unpaid interest on the outstanding principal hereof, and any remaining portion of such payments shall then be applied to reduce the principal hereof. All payments hereunder shall be made by Borrower free and clear of, and without deduction for, any and all present and future taxes, levies, charges, deductions and withholdings. Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, performance and enforcement of this Note.

    3. In the event that the Company is merged into another corporation, or substantially all the outstanding stock or assets of the Company are sold to another corporation, immediately prior to the consummation of such transaction (the "Forgiveness Date") the Company shall forgive all unpaid Principal in excess of One Hundred Thousand Dollars ($100,000.00) and all accrued and unpaid interest on such forgiven Principal. Such forgiveness shall be conditioned upon the following:

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         A.   Kenneth E. Ludlum is an employee of the Company as of the
Forgiveness Date and has not been given notice of termination for cause; or

         B. Kenneth E. Ludlum is not an employee of the Company on the Forgiveness Date but was terminated without cause within the three month period immediately preceding the Forgiveness Date.

    The total amount forgiven on the Forgiveness Date shall be considered income to Borrower and shall be included as income on Kenneth E. Ludlum's W-2 statements. Borrower shall be responsible for all taxes associated with such forgiven amounts.

    Any portion of the Principal and all accrued interest which is not forgiven pursuant to this Section 3 shall be due and payable as otherwise set forth in this Note.

    4. The holder of this Note may, at its option, accelerate the maturity of all sums due or to become due hereunder upon the occurrence of any of the following (each, a "Maturity Event"), in which event the entire unpaid balance of this Note (being the then unpaid Principal and all accrued and unpaid interest thereon) shall immediately become due and payable, without demand or notice:

         A. Termination of the employment of Kenneth E. Ludlum with the Company, whether voluntary or involuntary, and whether with cause or without cause; or

         B. The filing of a petition of bankruptcy, either voluntary or involuntary, by or against Borrower; or

         C. Institution of any proceeding by or against Borrower under bankruptcy or insolvency laws relating to the relief of debtors; or

         D. If at any time the holder considers the security for the loan underlying this Note to be unsatisfactory or insufficient, and Borrower does not, on demand by the holder, furnish such further collateral or make such payment on account as may be satisfactory to the holder; or

         E. If at any time, in the sole opinion of the holder, the financial responsibility of Borrower becomes impaired or unsatisfactory to the holder; or

         F. If Borrower shall sell, convey or alienate the Property (defined below), or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the holder of this Note being first had and obtained; or

         G. If at any time Borrower fails to make any payment or to perform any other obligation which is secured by a deed of trust or other lien on the Property and such failure is

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deemed a default pursuant to the terms of such deed of trust or other lien
(or applicable law with respect to such other lien); or

         H. If at any time the amount of the indebtedness encumbering the Property secured by a deed of trust, lien or other encumbrance senior to the Deed of Trust is increased over the amount of such indebtedness existing as of the date of this Note.

    In the event (i) Borrower defaults in the payment of Principal or any interest thereon when due pursuant to the terms hereof or in Borrower's performance of any obligation contained in the Deed of Trust (hereinafter defined) encumbering the Property and securing this Note including any amendment, modification or extension thereof, (ii) any representation or warranty of Borrower contained in this Note or any other agreement or instrument executed in connection with this loan described therein proves to have been false or misleading in any material respect, (iii) Borrower defaults in Borrower's obligation to pay any indebtedness evidenced by any promissory note executed by Borrower and payable to the Company or there occurs any other default under any deed of trust, mortgage or other document securing repayment of such indebtedness, (iv) Borrower defaults in Borrower's performance of any obligation to pay any indebtedness secured by a deed of trust, mortgage or other lien encumbering the Property or in Borrower's performance of any obligation contained in any such deed of trust, mortgage or other lien, or (v) a Maturity Event occurs, then, unless otherwise prohibited by law, the Company shall have the option, without demand or notice, to declare the entire Principal balance of this Note to be immediately due and payable.

    5. This Note is secured by and subject to the terms of a deed of trust (the "Deed of Trust") executed by Kenneth E. Ludlum and Judy M. Wong, in favor of the Company, encumbering certain real property commonly known as 80 Del Monte Drive, located in the City of Hillsborough, County of San Mateo, State of California (the "Property"), as more particularly described and set forth therein.

    6. Borrower agrees to pay the actual expenses incurred by the holder in connection with any attempt by the holder to collect any amount due or to exercise any rights the holder may have under this Note, or under or pursuant to the Deed of Trust. Borrower agrees that, if any legal action is necessary to enforce or collect this Note, or any other obligations of Borrower pursuant to this Note, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which the party may be entitled.

    7. This Note may be amended or modified, and provisions hereof may be waived, only by the written agreement of Borrower and the Company. No delay or failure by the Company in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy, and a waiver of any right, power or remedy on any one occasion shall not operate as a bar or waiver of any such right, power or remedy on any other occasion. Without limiting the generality of the foregoing, the delay or failure by the Company for any period of time to enforce collection of any amounts due hereunder shall not be deemed to be a waiver of any rights of the Company under contract or under law. The rights of the Company under this Note are in addition to any other rights

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and remedies which the Company may have.  Should this instrument or any part of the indebtedness hereby be collected by law or through an attorney-at-law, the holder hereof shall, if permitted by applicable law, be entitled to collect from Borrower reasonable attorneys' fees and all other costs of collection. Borrower hereby waives presentment, demand, protest and notice of any kind, including notice of presentment, demand, protest, dishonor and non-payment. This Note shall be binding upon Borrower and its respective heirs, legal representatives, successors and assigns.

    8. In the event that the holder hereof, in enforcing its rights hereunder, determines that the charges and fees incurred in connection with this Note may under applicable law cause the interest rate to exceed the maximum rate allowed by law, then such interest shall be calculated and any excess over the maximum permitted by said law shall be credited to the then outstanding principal amount hereof to reduce said balance by the amount of any such excess. It is the intent of the parties hereto that under no circumstance shall Borrower be required to pay, nor shall the holder be entitled to collect, any interest which exceeds the maximum rate permitted under applicable laws relative to usury.

    9. Time is of the essence of this Note. Liability hereunder shall be joint and several both between Borrower and among all other persons and entities now or hereafter liable for all or any part of the indebtedness evidenced hereby. The validity, construction, effect, performance and enforcement of this Note shall be governed in all respects by the laws of the State of California. Every provision of this Note is intended to be severable. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

    IN WITNESS WHEREOF, the undersigned have executed this Note, intending to be bound personally hereby, as of the day and year first above written.

                                       BORROWER


                                       /s/ KENNETH E. LUDLUM
                                       -----------------------------------
                                       Kenneth E. Ludlum


                                       /s/ JUDY M. WONG
                                       -----------------------------------
                                       Judy M. Wong



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